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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of Report (Date of Earliest Event Reported):     October 17, 2003




                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-29230                51-0350842
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(State or other jurisdiction           (Commission          (I.R.C. Employer
      of incorporation)                File Number)        Identification No.)



              622 Broadway, New York, New York                   10012
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         (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (646) 536-2842


                                 Not Applicable
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           Former name or former address, if changed since last report



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Item 5.  Other Events and Required Regulation FD Disclosure.

         Ryan A. Brant, Chairman of Take-Two Interactive Software, Inc. (the "Company"), has advised the Company that he has entered into a Trading Plan under Rule 10b5-1 of the Securities Exchange Act of 1934 to sell 120,000 shares of Common Stock subject to certain conditions over a one-year period.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date: October 23, 2003                      By: /s/ Karl H. Winters
                                                --------------------------------
                                                Karl H. Winters,
                                                Chief Financial Officer